                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 29, 2003
                                                 ----------------

                          Hudson Valley Holding Corp.
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               (Exact Name of Registrant as specified in charter)



       New York                     0-30525                13-3148745
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

  21 Scarsdale Road, Yonkers New York                   10707
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------

 Not applicable
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(Former name or former address, if changed since last report.)

ITEM 5. OTHER MATERIAL EVENTS

On May 28, 2003, the registrant issued a press release announcing a stock repurchase program. A copy of the press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------
99.1            Press release dated May 28, 2003 issued by Hudson Valley
                Holding Corp.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ STEPHEN R. BROWN
                                           ---------------------------------
                                           Senior Executive Vice President,
                                           Chief Operating Officer, Chief
                                           Financial Officer

May 29, 2003